UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Mister Car Wash, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Mister Car Wash, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 25, 2023 For Stockholders of record as of March 31, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/MCW To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view the Notice, Proxy Statement and Annual Report and VOTE go to www.proxydocs.com/MCW Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 11, 2023. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/MCW TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Mister Car Wash, Inc. Meeting Type: Annual Meeting of Stockholders Date: Thursday, May 25, 2023 Time: 10:00 AM, Mountain Standard Time Place: Annual Meeting to be held live via the Internet Please visit www.proxydocs.com/MCW for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/MCW SEE REVERSE FOR FULL AGENDA P.O. BOX 8016, CARY, NC 27512-9903

Mister Car Wash, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL 1. To approve the four Class II nominees to the Board of Directors to serve until the Company's Annual Meeting of Stockholders to be held in 2026 and until their respective successors are duly elected and qualified; 1.01 J. Kristofer Galashan 1.02 Jeffrey Suer 1.03 Ronald Kirk 1.04 Veronica Rogers 2. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023; 3. To approve an Amendment to the Company's Amended and Restated Certificate of Incorporation to reflect Delaware law provisions regarding officer exculpation; 4. To hold a non-binding advisory vote on the frequency of future non-binding advisory stockholder votes on the compensation of the Company's named executive officers 5. To conduct any other business properly brought before the meeting or any continuations, adjournments or postponements thereof.